AQR FUNDS

Supplement dated September 21, 2012 (“Supplement”)

To the Class I and N Prospectus, dated May 1, 2012 (“Prospectus”),

of the AQR Risk Parity Fund

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective at the close of business November 16, 2012 (the “Closing Date”), the AQR Risk Parity Fund (the “Fund”) will be closed to new investors, subject to certain exceptions. Existing shareholders of the Fund will be permitted to make additional investments in the Fund and reinvest dividends and capital gains after the Closing Date in any account that held shares of the Fund as of the Closing Date.

Notwithstanding the closing of the Fund, you may open a new account in the Fund (including through an exchange from another AQR Fund) and thereafter reinvest dividends and capital gains in the Fund if you meet the Fund’s eligibility requirements and are:

•

A current shareholder of the Fund as of the Closing Date—either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;

•	A qualified defined contribution retirement plan that offers the Fund as an investment option as of the Closing Date purchasing shares on behalf of new and existing participants;

•

An investor opening a new account at a financial institution and/or financial intermediary firm that (i) has clients currently invested in the Fund and (ii) has been pre-approved by the Adviser to purchase the Fund on behalf of certain of its clients. Investors should contact the firm through which they invest to determine whether new accounts are permitted; or

•

A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families.

Except as otherwise noted, once an account is closed, additional investments or exchanges from other AQR Funds will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.

The Fund reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund, (ii) reject any investment, including those pursuant to exceptions detailed above, that it believes will adversely affect the Adviser’s ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE